EX-99.906 CERT

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

With respect to the report on Form N-CSR filed for Century Capital Management Trust (the “Trust”) for the annual period ended October 31, 2015 (the “Report”), the undersigned hereby certify, to the best of their knowledge, to the following:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Date:	January 5, 2016

/s/ Alexander L. Thorndike
Alexander L. Thorndike
Principal Executive Officer

/s/ Julie Smith
Julie Smith
Principal Financial Officer